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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):

                              November 15, 1996



                                U S WEST, INC.
            (Exact Name of Registrant as Specified in its Charter)
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

DELAWARE                              1-8611              84-0926774
(State or Other                  (Commission        (I.R.S. Employer
Jurisdiction of Incorporation)  File Number)  Identification Number)
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                            7800 EAST ORCHARD ROAD
                          ENGLEWOOD, COLORADO 80111
            (Address of principal executive offices)   (zip code)


                                (303) 793-6500
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
        (Former name or former address, if changed since last report)

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ITEM  2.    ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On November 15, 1996, pursuant to the Agreement and Plan of Merger, dated as of February 26, 1996, as amended and restated as of June 27, 1996 and as further amended as of October 7, 1996 (the "Merger Agreement"), among U S WEST, Inc., a Delaware corporation ("U S WEST"), Continental Merger
Corporation, a Delaware corporation and wholly owned subsidiary of U S WEST ("Company Sub), and Continental Cablevision, Inc., a Delaware corporation
("Continental"), Continental was merged with and into Company Sub, with Company Sub continuing as the surviving corporation (the "Merger"). Company Sub, which was renamed "Continental Cablevision, Inc." in connection with the Merger, is now a wholly owned subsidiary of U S WEST.

     Pursuant to the Merger Agreement, (a) each outstanding share of Class A Common Stock, par value $.01 per share, of Continental (other than certain unvested restricted shares and shares owned by Continental, U S WEST or by any wholly owned subsidiary of Continental or U S WEST) was converted into
0.841920 of a share of U S WEST Media Group Common Stock, par value $.01 per share, of U S WEST ("Media Stock") and 0.246394 of a share of Series D Convertible Preferred Stock, par value $1.00 per share, of U S WEST ("Series D Preferred Stock") and (b) each outstanding share of Class B Common Stock, par value $.01 per share, of Continental ("Class B Common Stock") (other than certain unvested restricted shares and shares owned by Continental, U S WEST or by any wholly owned subsidiary of Continental or U S WEST) was converted into, at the election of the holder thereof, (i) $8.56586 in cash, 0.841920 of a share of Media stock and 0.075076 of a share of Series D Preferred Stock,
(ii) subject to proration described in the Merger Agreement, 1.178381 shares of Media Stock and 0.105080 of a share of Series D Preferred Stock or (iii) subject to proration described in the Merger Agreement, $30 in cash. Holders of Class B Common Stock are being sent election forms pursuant to which they will have the right to make an election with respect to the consideration to be received by them pursuant to the Merger Agreement.


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     U  S WEST will issue to Continental's stockholders pursuant to the Merger
Agreement an aggregate of 150,614,848 shares of Media Stock, 20,000,000 shares of Series D Preferred Stock and $1,150,000,000 in cash. The cash being paid by U S WEST pursuant to the Merger Agreement is being financed through the
issuance  of  commercial  paper  indebtedness.    U S WEST also assumed all of
Continental's  outstanding  indebtedness  in  connection  with  the  Merger.


ITEM  5.    OTHER  EVENTS

     On November 25, 1996, U S WEST Communications, Inc. issued a press release entitled "U S WEST Communications Receives King County Superior Court Decision in Washington State Rate Order Appeal." In addition, on November 26, 1996, U S WEST Communications, Inc. issued a press release entitled "U S WEST Communications To Continue Appeal of Washington State Rate Order." The releases are attached hereto as Exhibits.


ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    Financial  Statements  of  Businesses  Acquired

     The consolidated financial statements of Continental Cablevision, Inc. and subsidiaries as of September 30, 1996 and for the nine months ended
September  30,  1995  and  1996  are  filed  as  Exhibit  99A.

     The consolidated financial statements of Continental Cablevision, Inc. and subsidiaries as of December 31, 1994 and 1995 and for the years ended December 31, 1994 and 1995 are filed as Exhibit 99B.

     (b)    Unaudited  Pro  Forma  Condensed  Combined  Financial  Statements

     It is impracticable to file the Unaudited Pro Forma Condensed Combined Financial Statements as of the date of this Current Report on Form 8-K. Such financial statements will be filed within 60 days of the date on which this Current Report on Form 8-K is being filed.

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     (c)    Exhibits

     2A. Amended and Restated Agreement and Plan of Merger, dated as of June 27, 1996, among U S WEST, Inc., Continental Merger Corporation and Continental Cablevision, Inc. (incorporated by reference to Exhibit 10 to U S WEST's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, File No. 1-8611).

     2B. Amendment to Agreement and Plan of Merger, dated as of October 7, 1996, among U S WEST, Inc., Continental Merger Corporation and Continental
Cablevision, Inc. (incorporated by reference to Exhibit 10(a) to U S WEST's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, File No. 1-8611).

     10A. Stockholders' Agreement, dated as of February 27, 1996, among the stockholders of Continental Cablevision, Inc. named therein and U S WEST, Inc. (incorporated by reference to Exhibit 10af to U S WEST's Annual Report on Form 10-K for the year ended December 31, 1995, File No. 1-8611).

     10B. Amendment No. 1 to Stockholders' Agreement, dated as of October 7, 1996, among the stockholders of Continental Cablevision, Inc. named therein and U S WEST, Inc. (incorporated by reference to Exhibit 10-B to U S WEST's Registration Statement on Form S-4, File No. 333-13901).

     99A. Consolidated financial statements of Continental Cablevision, Inc. and subsidiaries as of September 30, 1996 and for the nine months ended September 30, 1995 and 1996 (incorporated by reference from pages 3 to 14 of Continental's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996, File No. 0-20577).

     99B. Consolidated financial statements of Continental Cablevision, Inc. and subsidiaries as of December 31, 1994 and 1995 and for the years ended December 31, 1994 and 1995 (incorporated by reference from pages F-3 to F-25 of the Proxy Statement/Prospectus included in U S WEST's Registration Statement on Form S-4, File No. 333-13901).

     99C.  Press  Release,  dated  November  15,  1996.

     99D.  Press  Release,  dated  November  22,  1996.

     99E.  Press  Release,  dated  November  25,  1996.

     99F.  Press  Release,  dated  November  26,  1996.



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                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


U  S  WEST,  Inc.



By:/s/  Stephen  E.  Brilz
   Stephen  E.  Brilz
   Assistant  Secretary


Dated:    November  27,  1996